FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        REPORT OF FOREIGN PRIVATE ISSUER
                        PURSUANT TO RULE 13a-16 OR 15d-16
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934


                                 February, 2003

                       Commission File Number: ___________


                                Luke Energy Ltd.
             (Exact name of registrant as specified in its charter)


           Suite 1200, 520 - 5th Avenue S.W., Calgary, Alberta T2P 3R7
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

                           Form 20-F [X]          Form 40-F  [_]

         Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1). _____

         Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

         Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):_____

         Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.
                           Yes [_]                  No    [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-______________.

EXPLANATORY NOTE
----------------

This Current Report on Form 6-K is being furnished in order that Luke Energy Ltd. ("Luke") be assigned a new commission file number for its periodic reports under the Securities Exchange Act of 1934, as amended (the "Act") with the Securities and Exchange Commission (the "Commission"). On March 5, 2003, Luke furnished a Current Report on Form 6-K in order to evidence its succession to KeyWest Energy Corporation's ("KeyWest") filing obligations under the Act. At such time, Luke retained the commission file number of KeyWest. Luke has since learned that it should have received a separate commission file number for its periodic reports to the Commission.


PURPOSE OF THE FILING
---------------------

Luke, a company organized under the laws of Canada, is filing this Current Report on Form 6-K pursuant to Rule 12g-3(f) of the Act. Under Rule 12g-3(a) of the Act, Luke is a "successor issuer" to KeyWest, which previously filed periodic reports under the Act. As KeyWest's securities are registered under
Section 12(g) of the Act, the securities of Luke are now deemed registered under that section, and Luke is required to file periodic reports under the Act with the Commission.


BACKGROUND AND SUCCESSION PURSUANT TO 12G-3(A)
----------------------------------------------

On February 25, 2003, the shareholders of KeyWest approved a plan of arrangement involving KeyWest, its wholly owned subsidiary Luke, Viking Energy Royalty Trust ("Viking"), Viking Holdings Inc. and Viking KeyWest Inc. Pursuant to the arrangement, holders of KeyWest common shares received at their election, for each KeyWest common share (A) (i) 0.5214 of a trust unit of Viking, (ii) Cdn.$3.65 cash, or (iii) a combination of (i) and (ii), and (B) one-tenth of a common share of Luke. The terms and conditions of the arrangement, and the procedures relating thereto, were determined by the Court of Queen's Bench of Alberta, Judicial District of Calgary (the "Court") to be fair to the persons affected. The Court also issued an order approving the arrangement pursuant to the provisions of Section 192 of the CANADA BUSINESS CORPORATIONS ACT.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Luke Energy Ltd.
                                               (Registrant)



November 4,  2003                              By: /s/ Mary Blue
                                                   ------------------------
                                                   Name:  Mary Blue
                                                   Title: President